UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported)

October 8, 2024

THE GAP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-7562	94-1697231
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Folsom Street
San Francisco,	California	94105
(Address of principal executive offices)		(Zip Code)

(415) 427-0100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.05 par value	GAP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2024, the Compensation and Management Development Committee of the Board of Directors (the "Committee") of The Gap, Inc. (the "Company") approved an amendment to the performance-based restricted stock units granted for the Company’s fiscal 2024-2026 performance period (the “2024 PRSUs”) to provide that any portion of such award that is earned based on performance following completion of such period will be 100% vested on date the Committee certifies the applicable performance results (the “Amendment”). The Amendment applies to all holders of 2024 PRSUs including the following named executive officers of the Company: Richard Dickson, Katrina O'Connell, Horacio Barbeito, Chris Blakeslee, and Mark Breitbard. The target number of shares of Company common stock subject to the 2024 PRSUs held by Mr. Dickson, Ms. O'Connell, Mr. Barbeito, Mr. Blakeslee, and Mr. Breitbard are: 315,893, 103,652, 162,882, 96,248, and 103,652, respectively and the payout of the 2024 PRSUs held by such named executive officers may range from 0%-300% of target depending on performance results. Prior to the Amendment, the 2024 PRSUs provided for 50% vesting of the award on the date the Committee certifies the applicable performance results (the “Certification Date”) and 50% vesting on the 1-year anniversary of the Certification Date.

The foregoing summary is qualified in its entirety by reference to the full text of the form of Amendment, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
10.1	Form of Amendment No. 1 to 2024 Performance Share Agreement under the 2016 Long-Term Incentive Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GAP, INC.

Date: October 11, 2024	By:	/s/ Julie Gruber
Julie Gruber
Executive Vice President and Chief Legal and Compliance Officer